UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2010
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders (the “Annual Meeting”) of Reinsurance Group of America, Incorporated (the “Company”) was held on May 19, 2010. The count of shares present at the meeting, in person or proxy, was 65,238,240, or 89.2% of the outstanding voting shares of the Company. At the Annual Meeting, the Company’s shareholders were asked to vote on the two proposals described below, and the votes were cast as follows:
1.	Election of the following Directors for terms expiring in 2013:

			Broker
	For	Withheld	Non-Votes

William J. Bartlett	62,586,039	551,409	2,153,042

Alan C. Henderson	62,508,140	629,308	2,153,042

Rachel Lomax	62,566,497	570,951	2,153,042
Election of the following Director for a term expiring in 2012:

			Broker
	For	Withheld	Non-Votes

Fred Sievert	62,580,004	557,444	2,153,042
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010

For	Against	Abstain

62,540,738	2,675,539	21,963
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: May 24, 2010	By:	/s/ Jack Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer